SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 10, 2012

KEYUAN PETROCHEMICALS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Copies to:

Hunter Taubman Weiss LLP
17 State Street, Floor 20
 New York, NY 10004
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On December10, 2012, Ningbo Keyuan Plastics Co., Ltd (“Ningbo Keyuan Plastics”) appointed Mr. Shifang Wang as the new General Manager of Ningbo Keyuan Plastics, effective immediately, replacing Dr. Jingtao Ma. Ningbo Keyuan is a wholly owned operating subsidiary of Keyuan Petrochemicals Inc (the “Company”) and focused on manufacturing of various petrochemical products. Mr. Wang, in his new position at Ningbo Keyuan Plastics, will be responsible for daily operation and management and efficiency improvement. On the other hand, Dr. Ma will continue to serve as the General Manager of Ningbo Keyuan Petrochemicals Co, Ltd (the “Ningbo Keyuan”), the sales and marketing subsidiary of the Company’s products. Dr. Ma, in his position at Ningbo Keyuan, will be responsible for sales, marketing, raw material sourcing and market analysis.

Mr. Wang has over 30 years management experience in petrochemical technology and manufacturing, and is specialized in oil refining and catalytic cracking. He joined Ningbo Keyuan Plastics in 2009 as Vice President and Chief Engineer leading the Research &Development Department. In April, 2012, Mr. Wang was appointed as the General Manager of Guangxi Keyuan New Materials Co., Ltd (“Guangxi Keyuan”). Guangxi Keyuan is an operating subsidiary held by Ningbo Keyuan Plastics  and Keyuan Group Limited Hong Kong. Keyuan Group Limited Hong Kong is an indirectly wholly owned subsidiary of the Company.

Before joining Ningbo Keyuan, Mr. Wang served at several management positions. From 1981 to 2002, Mr. Wang was the Chief Engineer at Sinopec Anqing Refinery Co., responsible for technology development and research. From 2003 and 2006, he was the head of Operation Department at Guangdong Tianyi Group Co., Ltd., leading phase II production line expansion, including construction of 500,000 MT heavy oil catalytic cracking facility, 150,000 MT gas fractionation facility, 10,000 MT sulphur recovery facility and 30,000 MT polypropylene facility. Mr. Wang received his Bachelor of Science in Chemical Engineering from China Petroleum University and Master of Art in Enterprise Management from Qinghua University.

The management believes that this adjustment will better clarify the function of each subsidiary under the whole company structure and allow management team work more efficiently in their professional fields to promote the Company’s long-term development.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1  Press Release dated as of December 11, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: December 11, 2012	By:	/s/Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer

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